UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2016

BUNGE LIMITED

(Exact name of Registrant as specified in its charter)

Bermuda	001-16625	98-0231912
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification Number)

50 Main Street
White Plains, New York	10606
(Address of principal executive	(Zip code)
offices)

(914) 684-2800

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                        Other Events.

On November 17, 2016, Bunge Finance Europe B.V. (“BFE”), a 100%-owned finance subsidiary of Bunge Limited (“Bunge”), completed the sale and issuance (the “Offering”) of €200,000,000 aggregate principal amount of 1.850% Senior Notes due 2023 (the “notes”), guaranteed by Bunge, pursuant to an underwriting agreement entered into with each of the several underwriters named in Schedule I thereto, dated November 10, 2016.

The notes constitute an additional issuance of, and form a single series with, the outstanding 1.850% senior notes due 2023 (the “existing notes”) issued on June 16, 2016 and have the same terms as the existing notes.  Upon issuance of the notes, the aggregate principal amount outstanding of the 1.850% senior notes due 2023 is €800,000,000.  The notes have the same ISIN and Common Code number as the existing notes and trade interchangeably with the existing notes.

The notes were issued pursuant to the indenture dated as of June 16, 2016 (the “Indenture”), by and among BFE, Bunge and U.S. Bank National Association, as trustee.

The Offering was made pursuant to a shelf registration statement on Form S-3 (Registration No. 333-211218) (the “Registration Statement”) filed by Bunge and BFE with the Securities and Exchange Commission.  The net proceeds of the offering were approximately €204 million after deducting underwriting commissions and estimated offering expenses.  BFE currently anticipates using the net proceeds for general corporate purposes, including, but not limited to, the repayment of outstanding indebtedness of Bunge.

The Underwriting Agreement, the Indenture and the opinion relating to the validity of the notes and the related guarantee have been filed as Exhibit 1.1, Exhibit 4.1 and Exhibit 5.1, respectively, to this Current Report on Form 8-K and each is incorporated by reference into this Report and the Registration Statement.

Bunge issued a press release announcing the pricing of the Offering on November 10, 2016.  A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01                        Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated November 10, 2016, among Bunge Finance Europe B.V., Bunge Limited, and each of the several underwriters named in Schedule I thereto.

4.1

Indenture, dated as of June 16, 2016, by and among Bunge Finance Europe B.V., Bunge Limited and U.S. Bank National Association (including the form of note) (incorporated by reference to Exhibit 4.1 to Form 8-K filed June 17, 2016 (File No. 001-16625)).

5.1	Opinion of Reed Smith LLP as to the validity of the Senior Notes of Bunge Finance Europe B.V. and the related Guarantee by Bunge Limited.

23.1	Consent of Reed Smith LLP (contained in Exhibit 5.1).

99.1	Press Release Announcing the Pricing of the Senior Notes, dated November 10, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 17, 2016

BUNGE LIMITED

	By:	/s/ Carla L. Heiss
		Name:	Carla L. Heiss
		Title:	Deputy General Counsel, Chief Compliance Officer and Secretary

EXHIBITS

Exhibit No.	Description

1.1	Underwriting Agreement, dated November 10, 2016, among Bunge Finance Europe B.V., Bunge Limited, and each of the several underwriters named in Schedule I thereto.

4.1

Indenture, dated as of June 16, 2016, by and among Bunge Finance Europe B.V., Bunge Limited and U.S. Bank National Association (including the form of note) (incorporated by reference to Exhibit 4.1 to Form 8-K filed June 17, 2016 (File No. 001-16625)).

5.1	Opinion of Reed Smith LLP as to the validity of the Senior Notes of Bunge Finance Europe B.V. and the related Guarantee by Bunge Limited.

23.1	Consent of Reed Smith LLP (contained in Exhibit 5.1).

99.1	Press Release Announcing the Pricing of the Senior Notes, dated November 10, 2016.